SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                     20549


                    ________________________________________

                                    FORM 8-K
                    ________________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: September 17, 1997
                       (Date of earliest event reported)


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-19066                 13-3591193
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)            Identification
                                                                  Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (864) 239-1000


                     ______________________________________

Item 5.  Other Events

     Insignia Properties Trust ("IPT"), has completed six tender offers for limited partner interests in the following public real estate limited partnerships: Consolidated Capital Properties IV, National Property Investors 4, Fox Strategic Housing Income Partners, Century Properties Fund XVII, Century Properties Fund XIX and Century Properties Growth Fund XXII. Preliminary results of the tender offers, each of which expired on October 6, 1997, indicate that an aggregate of approximately $10,000,000 (based on the offer prices) of limited partner interests were tendered pursuant to the six offers.

Item 7.  Financial Statement and Exhibits

        (c)     Exhibits

    Exhibit No.

     99.1               Press Release dated October 29, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSIGNIA FINANCIAL GROUP, INC.



                                        By: _________________________________
                                                John K. Lines
                                                General Counsel

Date:  October 31, 1997